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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 25, 2005

                          Reliance Group Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         1-8278                  13-3082071
----------------------------           -----------              -------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

5 Hanover Square, New York, NY                                    10004
------------------------------                                    -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 212-785-5690

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.03. Material Modification to Rights of Security Holders

         The information and definitions set forth under Item 8.01 of this report on Form 8-K are hereby incorporated in Item 3.03 by reference.

ITEM 8.01. Other Events

         On August 25, 2005, Reliance Group Holdings, Inc., (the "Company"), filed a motion (the "Motion") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), seeking an order authorizing the Company to make an offer of settlement to the Securities and Exchange Commission (the "SEC"), relating to the revocation of registration of all classes of the Company's registered securities and the termination of the Company's reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"). The purpose of the Company's offer of settlement is to resolve concerns raised by the Staff of the SEC's Division of Enforcement in a letter to the Company dated April 7, 2005, regarding the Company's inability to prepare and file public disclosures pursuant to Section 13(a) of the Exchange Act.

         If the Bankruptcy Court approves the Company's offer of settlement and authorizes it to submit the offer of settlement to the SEC, the Company anticipates that the SEC will commence an administrative proceeding pursuant to
Section 12(j) of the Exchange Act to revoke the registration of all classes of the Company's registered securities.

         Under the proposed offer of settlement, the registration of all classes of the Company's securities would be revoked and no member of a national securities exchange, broker or dealer would be permitted to use the mails or other means of interstate commerce to effect any transaction in the securities, or to induce the purchase or sale of the Company's securities. As a result of the revocation of the registration of the Company's securities, all trading of such securities would cease. In addition, the Company's periodic reporting obligations under Section 13(a) of the Exchange Act would terminate.

         The Company's Motion for an order authorizing the Company to make an offer of settlement to the SEC is furnished with this form 8-K as Exhibit 99.1 and the description above is qualified in its entirety by reference to such exhibit.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Debtor's Motion for Order Authorizing It To Make Settlement Offer to Securities and Exchange Commission

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Reliance Group Holdings, Inc.
                                                 -------------------------------
                                                               (Registrant)

Date  August 25, 2005

                                                 /s/ Paul W. Zeller
                                                 -------------------------------
                                                               (Signature)
                                                 By: Paul W. Zeller
                                                 Title: President & CEO